UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2006 and January 19, 2007

CNL Income Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

450 South Orange Ave. Orlando, Florida	32801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

In connection with our acquisitions of the Marinas International properties and Booth Creek ski resort properties that were disclosed in 8-Ks we filed December 28, 2006 and January 22, 2007, respectively, we are required to furnish financial statements. The following financial statements for those properties were filed on March 8, 2007 as part of Post-Effective Amendment No. Five to our Registration Statement on Form S-11 (Registration No. 333-128662) and are incorporated herein by reference.

Marinas International

Interim Combined Financial Statements as of September 30, 2006 and 2005

Interim Combined Balance Sheets

Interim Combined Statements of Income and Comprehensive Income

Interim Combined Statements of Owners’ Equity

Interim Combined Statements of Cash Flows

Notes to Interim Combined Financial Statements

Combined Financial Statements for the Years Ended December 31, 2005 and 2004

Independent Auditor’s Report

Combined Balance Sheets

Combined Statements of Income and Comprehensive Income

Combined Statements of Owners’ Equity

Combined Statements of Cash Flows

Notes to Combined Financial Statements

Booth Creek Ski Holdings, Inc.

Financial Statements as of October 27, 2006, October 28, 2005 and for each of the three years in the period ended October 27, 2006

Report of Independent Auditors

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Shareholders’ Deficit

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

(b) Pro Forma Financial Information

The following pro forma financial information of CNL Income Properties, Inc. was filed March 8, 2007 as part of Post-Effective Amendment No. Five to our Registration Statement on Form S-11 (Registration No. 333-128662) and are incorporated herein by reference.

Pro Forma Consolidated Financial Information:

Unaudited Pro Forma Consolidated Financial Information

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2006

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005

Notes to Unaudited Pro Forma Consolidated Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2007	CNL INCOME PROPERTIES, INC.

/s/ Tammie A. Quinlan
	Name:	Tammie A. Quinlan
	Title:	Chief Financial Officer and Executive Vice President

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